UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2004

TORCHMARK CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-8052	63-0780404
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Third Avenue South, Birmingham, Alabama	35233
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(205) 325-4200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Index of Exhibits page 2.

Total number of pages in this report is 10.

Item 2.02 Results of Operations and Financial Condition

On October 20,2004, Torchmark Corporation issued a press release announcing its third quarter 2004 financial results. A copy of the press release is incorporated herein by reference and is included as Exhibit 99.1.

In accordance with General Instruction B.6 of Form 8-K, the information included or incorporated in this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of businesses acquired.

Not applicable

(b)	Pro forma financial information

Not applicable

(c)	Exhibits.

Page
(99.1)	Torchmark Corporation Press Release dated October 20, 2004	4

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: October 20, 2004	/s/ Carol A. McCoy
Carol A. McCoy,
Vice President, Associate Counsel and
Secretary